SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 20, 2003


                       PACIFIC LAND AND COFFEE CORPORATION
             (Exact name of registrant as specified in its charter)

                         BACK CHANNEL INVESTMENTS, INC.
                                  (Former name)


                                    Delaware
                 (State or other jurisdiction of incorporation)


         0-30595                                                      33-0619256
(Commission File Number)                      (IRS Employer Identification No.)


 1650 Ala Moana, Suite 507, Honolulu, Hawaii              96815
---------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (808) 371-4266

Item 1.       Change in Control of Registrant.
Item 2.       Acquisition or Disposition of Assets.

              On May 20, 2003, Back Channel Investments, Inc. (the "Registrant") acquired Pacific Land and Coffee Corporattion, a Hawaii corporation
("HealtheUniverse") pursuant to an Agreement and Plan of Reorganization (the "Agreement"), dated May 20, 2003.

              The Registrant acquired all of the outstanding shares of Common Stock of HealtheUniverse, in exchange for 7,000,000 shares of the Registrant's Common Stock (all numbers give effect to a 3 for one forward stock split). As a result, there are 10,000,000 shares outstanding.

              Pursuant to the Agreement, the officer and director of the Registrant, Jehu Hand, resigned and was replaced by the officers and directors set forth in the table below. The name of the Registrant was changed to Pacific Land and Coffee Corporation. Control was assumed from Jehu Hand.

              The names of the current directors and executive officers of the Registrant and holders of more than 5% of the outstanding shares of common stock and the number of shares held and the percentage of the total issued and outstanding Common Stock (the only voting security) of the Registrant owned by each of them are as follows. Unless otherwise noted below, the Registrant believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. For purposes hereof, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options or the conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that any warrants, options or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof, have been exercised.


    Name and Address                           Common Stock           Percentage

Dale G. Nielsen(1)                               4,662,000                 46.6%

Albert Coscina(1)
                                                 2,338,000                 23.4%


Jehu Hand(3)                                     2,400,000                   24%
24351 Pasto Road, Suite B
Dana Point, California 92629

All officers and directors
  as a group (2 persons)                         7,000,000                   70%

    (1) The address of this person is c/o the Company.
    (2)Includes 2,400,000 shares held by Ecco Petroleum Family
Limited Partnership which Mr. Hand controls.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

              (a)(b) The required financial statements are filed herewith. No pro forma financial information is included because the results of operations and balance sheet of Registrant prior to the acquisition, as a blank check company, are not relevant to the future financial statements of the Registrant and under reverse acquisition accounting of the Hawaii private company is deemed to be the accounting acquiror.

              (c)        Exhibits

              2. Plan of acquisition, reorganization, arrangement, li-quidation or succession.

                         2.1. Agreement and Plan of Reorganization dated May 20, 2003 between the Registrant and Pacific
                                 Land and Coffee Corporation

                         3.      Certificate of Incorporation and Bylaws

                         3.3          Amendment to Certificate of Incorporation.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 20, 2003                         PACIFIC LAND AND COFFEE CORPORATION



                                                       By: /s/ Dale G. Nielsen
                                                       Dale G. Nielsen
                                                       President

                                   PACIFIC LAND AND COFFEE CORPORATION
                                      (A Development Stage Company)

                                           FINANCIAL STATEMENTS

                           FROM INCEPTION (FEBRUARY 14, 2003) TO MARCH 31, 2003

                                                   WITH

                                       INDEPENDENT AUDITOR'S REPORT




                                   PACIFIC LAND AND COFFEE CORPORATION
                                      (A Development Stage Company)


                                                 CONTENTS


                                                                                                PAGE


Independent Auditor's Report                                                                     1

Balance Sheet                                                                                    2

Statement of Operations                                                                          3

Statement of Stockholders' Equity                                                                4

Statement of Cash Flows                                                                          5

Notes to Financial Statements                                                                   6-7



Independent Auditor's Report

Board of Directors
PACIFIC LAND AND COFFEE CORPORATION
Salt Lake City, Utah

I have audited the accompanying balance sheet of Pacific Land and Coffee Corporation (A development stage company) as of March 31, 2003 and the related statements of operations, stockholders' equity and cash flows from inception (February 14, 2003) to March 31, 2003. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on the financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pacific Land and Coffee Corporation (A development stage company) as of March 31, 2003, and the results of its operations and its cash flows from inception (February 14, 2003) to March 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company has been in the development stage since its inception on February 14, 2003. The Company has limited operating capital with no revenue from operations. Realization of a major portion of the assets is dependent upon the Company's ability to meet its future financing requirements, and the success of future operations. These factors raise substantial doubt about the Company's ability to continue as a going concern.

David T. Thomson, P.C.



Salt Lake City, Utah
April 17, 2003

               PACIFIC LAND AND COFFEE CORPORATION
                  (A Development Stage Company)

                          BALANCE SHEET

                              ASSETS


                                                                    March 31,
                                                                      2003

CURRENT ASSETS:
     Cash in bank                                                  $        807
                                                                    ------------

               Total Current Assets                                 $        807
                                                                   ------------


TOTAL ASSETS                                                        $        807
                                                                    ============

               LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable                                               $       --
                                                                    -----------

               Total Current Liabilities                            $        --
                                                                     -----------

STOCKHOLDERS' EQUITY (DEFICIT):
     Common Stock; $.0001 par value, 1,000 shares authorized,
          1,000 shares issued and outstanding                                 --
     Additional paid-in capital                                             2002
     Earnings (deficit) accumulated during the
          development stage                                              (1,195)

               Total Stockholders' Equity (Deficit)                          807

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $        807
                                                                    ============












                The accompanying notes are an integral part of these financial statements.

               PACIFIC LAND AND COFFEE CORPORATION
                  (A Development Stage Company)

                     STATEMENT OF OPERATIONS

                                                                  From Inception
                                                            (February 14, 2003)
                                                                        To
                                                                    March 31,
                                                                       2003


REVENUE:                                                                $    --
                                                                        -------

EXPENSES:
     General and administrative                                            1,195

          Total expenses                                                   1,195

INCOME (LOSS) FROM OPERATIONS                                            (1,195)
     Provision for income taxes                                               --

NET INCOME (LOSS)                                                $       (1,195)
                                                                  ==============

EARNINGS (LOSS) PER SHARE                                         $       (1.20)
                                                                  ==============

WEIGHTED NUMBER OF SHARES OUTSTANDING                                      1,000





















                The accompanying notes are an integral part of these financial statements.




     PACIFIC LAND AND COFFEE CORPORATION
        (A Development Stage Company)

      STATEMENT OF STOCKHOLDERS' EQUITY


                                                                                Deficit
                                                                            Accumulated
                                             Common  Stock    Additiona     During the
                                                              Paid-in       Development
                                              Shares  Amount  Capital            Stage

BALANCE, February 14, 2003 (inception)             --      $   --    $   --     $     --

Shares issued to initial stockholders for cash
     at inception at approximately $1.00 per       1,000        --        1,002       --

Contributed capital - corporate organization and
     start-up costs, at inception, services and costs
     at estimated fair market value                  --          --      1,000         --

Net income (loss) from February 14, 2003 (inception)
     to March 31, 2003                               --          --        --      (1,195)

BALANCE, March 31, 2003                            1,000     $    --  $  2,002  $  (1,195)
























                The accompanying notes are an integral part of these financial statements.

           PACIFIC LAND AND COFFEE CORPORATION
              (A Development Stage Company)

                 STATEMENT OF CASH  FLOWS

                                                                  From Inception
                                                             (February 14, 2003)
                                                                         To
                                                                     March 31,
                                                                        2003

CASH FLOWS FROM OPERATING ACTIVITIES:
     Cash paid to suppliers and others                              $     (195)
                                                                    -----------

          Cash Flows (Used) by Operating Activities                       (195)
                                                                    -----------

CASH FLOW FROM INVESTING ACTIVITIES:                                         --

CASH FLOWS FROM FINANCING ACTIVITIES:
     Sale of common stock                                                 1,002

          Cash Flows Provided (Used) by Financing Activities              1,002
                                                                   ------------

NET INCREASE (DECREASE) IN CASH                                             807

CASH - BEGINNING OF PERIOD                                                   --

CASH - END OF PERIOD                                               $        807
                                                                   =============

RECONCILIATION OF NET INCOME (LOSS) TO NET CASH
   PROVIDED (USED) BY OPERATING ACTIVITIES

NET INCOME (LOSS)                                                  $    (1,195)

Adjustment to reconcile net income (loss) to net
     cash provided (used) by operating activities
          Contributed capital - noncash fair market value
            of start-up and organization services and costs               1,000
          Changes in assets and liabilities                                  --

                    Total Adjustments                                     1,000

NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                   $      (195)
                                                                   =============









                The accompanying notes are an integral part of these financial statements.

                                   PACIFIC LAND AND COFFEE CORPORATION
                                      (A Development Stage Company)

                                      NOTES TO FINANCIAL STATEMENTS


NOTE   1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Organization - The Company was organized under the laws of the State of Hawaii on February 14, 2003 and has elected a fiscal year end of December 31st. The Company was organized for the purpose of the research and development of tropical plantation plants, to own and sell real and personal property, and to sell products. The Company is considered a development stage company as defined in SFAS No. 7. The Company has at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

                  Net Earnings Per Share - The computation of net income (loss) per share of common stock is based on the weighted average number of shares outstanding during the period presented.

         Income Taxes - Income tax expenses includes federal and state taxes currently payable and deferred taxes arising from temporary differences between income for financial reporting and income tax purposes. Due to a loss from inception, the Company has no tax liability. At this time the Company has no deferred taxes arising from temporary differences between income for financial reporting and income tax purposes.

         Cash and Cash Equivalents - For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. During the period ending March 31, 2003, the Company did not have non-cash investing or financing activities.

         Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE   2 - COMMON STOCK TRANSACTIONS

                  The Company at inception issued 1,000 shares of common stock to two initial stockholders at approximately $1.00 per share for a total amount of $1,002. One individual was issued 666 shares and the other was issued 334 shares of the commons stock of the Company.

NOTE    3 - RELATED PARTY TRANSACTIONS

                  An officer of the Company is  providing  a mailing  address to the Company without charge. This service has been determined by the Company to have only nominal value. As of March 31, 2003 no compensation has been paid or accrued to any officers or directors of the Corporation. An officer and director of the Company prepared initial corporate documents and forms related to the incorporation of the Company at no cost to the Company. The fair market value of the start-up and organizational services and costs were estimated to be $1,000 and have been treated as contributed capital in these financial statements.

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